SUPPLEMENT DATED JANUARY 6, 2021 TO

THE PROSPECTUS DATED NOVEMBER 27, 2020

GUGGENHEIM DEFINED PORTFOLIOS, SERIES 2077

Total Income Portfolio, Series 23

File No. 333-249019

Consistent with Executive Order 13959, which relates to transactions in securities of Communist Chinese military companies, and the permissible reasons to sell securities set forth under “Understanding Your Investments – How the Trust Works – Changing Your Portfolio” of the prospectus, the trust has removed shares of China Telecom Corporation Ltd (ticker: CHA) and CNOOC Ltd (ticker: CEO) from the trust’s portfolio.

Please keep for future reference.